Swan Defined Risk Emerging Markets Fund

Class A Shares SDFAX

Class C Shares SDFCX

Class I Shares SDFIX

Swan Defined Risk Foreign Fund

Class A Shares SDJAX

Class C Shares SDJCX

Class I Shares SDJIX

Swan Defined Risk U.S. Small Cap Fund

Class A Shares SDCAX

Class C Shares SDCCX

Class I Shares SDCIX

(Each a series of Northern Lights Fund Trust III)

Supplement dated January 27, 2025 to

the Prospectus and Statement of Additional Information dated November 1, 2024

The Board of Trustees of Northern Lights Fund Trust III (the “Board”) has concluded that it is in the best interests of the Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund, and Swan Defined Risk U.S. Small Cap Fund (each a “Fund” and collectively the “Funds”) and their respective shareholders that each Fund cease operations. The Board has determined to close each Fund and redeem all outstanding shares on or about February 28, 2025 (“Redemption Date”).

Effective immediately, each Fund will not accept any new investments, will no longer pursue its stated investment objective, and will begin liquidating its portfolio and investing in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Prior to or on the Redemption Date, you may redeem your shares in the Funds, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

Shares of a Fund may be exchanged without payment of any exchange fee for shares of the Swan Defined Risk Fund or the Swan Defined Risk Growth Fund of the same class at their respective net asset value. For more information regarding exchanges, please refer to the Funds’ prospectus.”

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUNDS PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Funds at 1-877-896-2590.

This Supplement, and the Prospectus and Statement of Additional Information dated November 1, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-896-2590.